Exhibit 4.4

FIRST AMENDMENT TO THE

SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT

THIS FIRST AMENDMENT TO THE SIXTH AMENDED AND RESTATED INVESTOR RIGHTS AGREEMENT (this “Amendment”) made as of the 1st day of October 2010, by and among (i) Kayak Software Corporation, a Delaware corporation (the “Company”), (ii) those persons and entities listed under the heading “Investors” on Schedule I hereto (the “Investors”) and (iii) those persons listed under the heading “Founders” on Schedule I hereto (the “Founders”). Capitalized terms not defined herein shall have the meanings ascribed to them in the Investor Rights Agreement (as defined below).

WITNESSETH:

WHEREAS, the Company, the Investors and the Founders have heretofore entered into a Sixth Amended and Restated Investor Rights Agreement, dated as of March 22, 2010 (together with all exhibits thereto, the “Agreement”) and

WHEREAS, the Company, the Investors and the Founders have mutually agreed to amend a certain provision contained in the Agreement.

NOW, THEREFORE, in consideration of good and valuable consideration, the receipt and legal sufficiency of which is hereby acknowledged, the Company, the Investors and the Founders hereby agree as follows:

1.              Section 1. Section 1 of the Agreement is hereby amended by deleting in its entirety the definition of “Reserved Employee Shares” found therein and replacing it with the following:

“Reserved Employee Shares” shall mean up to 12,000,000 shares of Common Stock (appropriately adjusted to reflect stock splits, stock dividends, combinations of shares and the like with respect to the Common Stock occurring after March 22, 2010) reserved by the Company from time to time for (i) the sale or issuance of shares of Common Stock to employees, consultants or non-employee directors of the Company or (ii) the issuance and/or exercise of options to purchase Common Stock granted to employees, consultants or non-employee directors of the Company, all pursuant to arrangements approved by the Board of Directors and the Series A Directors.

2. Effect of Amendment. This Amendment will be effective in accordance with Section 15(d) of the Agreement upon execution by Company, the Investors and the Founders. Except as expressly provided herein and as amended hereby, the Agreement shall remain in full force and effect in accordance with its terms.

3. Counterparts. This Amendment may be executed in counterparts.

IN WITNESS WHEREOF, the Company, the Investors and the Founders have executed this First Amendment to the Sixth Amended and Restated Investor Rights Agreement as of the date first above written.

COMPANY:

KAYAK SOFTWARE CORPORATION

By:	/s/ Daniel Stephen Hafner
Name:	Daniel Stephen Hafner
Title:	President

Signature Page to the 1st Amendment to the Investor Rights Agreement

FOUNDERS:

/s/ Daniel Stephen Hafner
Daniel Stephen Hafner

/s/ Paul English
Paul English

/s/ Jean A. English
Jean A. English

The Paul M. English 2009 Charitable Remainder Unitrust I

By: /s/ Paul M. English
Name: Paul M. English, Trustee

By: /s/ Jean A. English
Name: Jean A. English, Trustee

The Paul M. English 2009 Charitable Remainder Unitrust II

By: /s/ Paul M. English
Name: Paul M. English, Trustee

By: /s/ Jean A. English
Name: Jean A. English, Trustee

Signature Page to the 1st Amendment to the Investor Rights Agreement

INVESTORS:
GENERAL CATALYST GROUP II, L.P.		GENERAL CATALYST GROUP III, L.P.

By: General Catalyst Partners II, L.P.		By: General Catalyst Partners III, L.P.
Its General Partner		Its General Partner

By: General Catalyst II, LLC		By: General Catalyst GP III, LLC
Its General Partner		Its General Partner

By:	/s/ William J. Fitzgerald	By:	/s/ William J. Fitzgerald
Name: William J. Fitzgerald		Name: William J. Fitzgerald
Title: Member and Chief Financial Officer		Title: Member and Chief Financial Officer

GC ENTREPRENEURS FUND II, L.P.		GC ENTREPRENEURS FUND III, L.P.

By: General Catalyst Partners II, L.P.		By: General Catalyst Partners III, L.P.
Its General Partner		Its General Partner

By: General Catalyst GP II, LLC		By: General Catalyst GP III, LLC
Its General Partner		Its General Partner

By:	/s/ William J. Fitzgerald	By:	/s/ William J. Fitzgerald
Name: William J. Fitzgerald		Name: William J. Fitzgerald
Title: Member and Chief Financial Officer		Title: Member and Chief Financial Officer

GENERAL CATALYST GROUP V, L.P.		GC ENTREPRENEURS FUND V, L.P.

By: General Catalyst Partners V, L.P.		By: General Catalyst Partners V, L.P.
Its General Partner		Its General Partner

By: General Catalyst GP V, LLC		By: General Catalyst GP V, LLC
Its General partner		Its General partner

By:	/s/ William J. Fitzgerald	By:	/s/ William J. Fitzgerald
Name: William J. Fitzgerald		Name: William J. Fitzgerald
Title: Member and Chief Financial Officer		Title: Member and Chief Financial Officer

GENERAL CATALYST GROUP V
SUPPLEMENTAL, L.P.

By: General Catalyst Partners V, L.P.
Its General Partner

By: General Catalyst GP V, LLC
Its General Partner

By: /s/ William J. Fitzgerald
Name: William J. Fitzgerald
Title: Member and Chief Financial Officer

Signature Page to the 1st Amendment to the Investor Rights Agreement

INVESTORS:

SEQUOIA CAPITAL XI

SEQUOIA TECHNOLOGY PARTNERS XI

SEQUOIA CAPITAL XI PRINCIPALS FUND

By: SC Xl Management, LLC

A Delaware Limited Liability Company

General Partner of Each

By:	/s/ Michael Moritz
Name: Michael Moritz
Title: Managing Member

SEQUOIA CAPITAL GROWTH FUND III

SEQUOIA CAPITAL GROWTH PARTNERS III

SEQUOIA CAPITAL GROWTH III PRINCIPALS FUND

By: SCGF III Management, LLC

A Delaware Limited Liability Company

General Partner of Each

By:	/s/ Michael Moritz
Name: Michael Moritz
Title: Managing Member

Signature Page to the 1st Amendment to the Investor Rights Agreement

INVESTOR:

/s/ Greg Slyngstad
Greg Slyngstad

Signature Page to the 1st Amendment to the Investor Rights Agreement

INVESTOR:

/s/ Daniel Stephen Hafner
Daniel Stephen Hafner

Signature Page to the 1st Amendment to the Investor Rights Agreement

INVESTOR:

/s/ Paul English
Paul English

/s/ Jean A. English
Jean A. English

Signature Page to the 1st Amendment to the Investor Rights Agreement

INVESTORS:

ACCEL LONDON II L.P.

By: Accel London II Associates L.P.
Its: General Partner

By: Accel London II Associates L.L.C.
Its: General Partner

By:	(illegible)
Name:
Title: Attorney in Fact

ACCEL LONDON INVESTORS 2006 L.P.

By: Accel London II Associates L.L.C.
Its: General Partner

By:	(illegible)
Name:
Title: Attorney in Fact

Signature Page to the 1st Amendment to the Investor Rights Agreement

INVESTORS:

TRIDENT CAPITAL FUND-V, L.P

TRIDENT CAPITAL FUND-V AFFILIATES FUND, L.P.

TRIDENT CAPITAL FUND-V AFFILIATES FUND (Q), L.P.

TRIDENT CAPITAL FUND-V PRINCIPALS FUND, L.P.

TRIDENT CAPITAL PARALLEL FUND-V, C.V.

Executed on behalf of the foregoing funds

by the undersigned, as an authorized signatory

of the respective general partner of each such fund:

(signature)

(print name)

Signature Page to the 1st Amendment to the Investor Rights Agreement

INVESTORS:

NORWEST VENTURE PARTNERS VII-A, LP	NORWEST VENTURE PARTNERS X, LP

By: Itasca VC Partners VII-A, LLC	By: Genesis VC Partners X, LLC
Its General Partner	Its General Partner

By:	By:

Name:	Name:

Title:	Title:

Signature Page to the 1st Amendment to the Investor Rights Agreement

INVESTOR:

OAK INVESTMENT PARTNERS XII, LIMITED PARTNERSHIP

By: Oak Associates XII, LLC, its General Partner

By:	/s/ Iftikar A. Ahmed
Name: Iftikar A. Ahmed
Title: Managing Member

Signature Page to the 1st Amendment to the Investor Rights Agreement

INVESTORS:

TENAYA CAPITAL V, L.P.
By:	Tenaya Capital V GP, L.P., its General Partner
By:	Tenaya Capital V GP, LLC, its General Partner
By:

Name:

Title:

TENAYA CAPITAL V-P, L.P.
By:	Tenaya Capital V GP, L.P., its General Partner
By:	Tenaya Capital V GP, LLC, its General Partner
By:

Name:

Title:

TENAYA CAPITAL B, LP
By:

By:

Name:

Title:

Signature Page to the 1st Amendment to the Investor Rights Agreement

INVESTOR:

SILICON VALLEY BANK

By:

Name:
Title:

Signature Page to the 1st Amendment to the Investor Rights Agreement

INVESTORS:

GOLDHILL VENTURE LENDING 03, L.P.

By:

Name:
Title:

Signature Page to the 1st Amendment to the Investor Rights Agreement

INSTITUTIONAL VENTURE PARTNERS XII, L.P.

By: Institutional Venture Management XII, LLC
Its General Partner

By:	(illegible)

Name:
Title:

Signature Page to the 1st Amendment to the Investor Rights Agreement

Schedule I

Investors:

General Catalyst Group II, L.P.

GC Entrepreneurs Fund II, L.P.

General Catalyst Group III, L.P.

GC Entrepreneurs Fund III, L.P.

General Catalyst Group V, L.P.

General Catalyst Group V Supplemental, L.P.

GC Entrepreneurs Fund V, L.P.

20 University Road, Suite 450

Cambridge, MA 02138

Fax: (617) 234-7040

Attn: Joel Cutler

Sequoia Capital Growth Fund III

Sequoia Capital Growth Partners III

Sequoia Capital Growth III Principals Fund

Sequoia Capital XI

Sequoia Technology Partners XI

Sequoia Capital XI Principals Fund

3000 Sand Hill Road

Bldg 4, Suite 180

Menlo Park, CA 94025

America Online, Inc.

22000 AOL Way

Dulles, VA 20166

Attn: Deputy General Counsel

Fax: (703) 265-1105

Daniel Stephen Hafner

1316 Pequot Avenue

Southport, CT 06890

Fax: (203) 8993125

Paul English

204 Pleasant Street

Arlington, MA 02474

Fax: (781) 648-1500

Greg Slyngstad

1736 W. Beaver Lake Drive SE

Sammamish, WA 98075

Fax: (425) 837-9403

Signature Page to the 1st Amendment to the Investor Rights Agreement

Accel London II, L.P.

Accel London Investors 2006 L.P.

428 University Avenue

Palo Alto, CA 94301-1812

Fax: (650) 614-4880

Attn: Richard Zamboldi

Notices also sent to

Accel Partners

16 St. James’s Street

London SW1A 1ER

United Kingdom

Fax: +44 (0) 20 7170 1099

Attn: Jonathan Biggs

Attn: Harry Nelis

Norwest Venture Partners VII-A

Norwest Venture Partners X, LP

525 University Avenue

Palo Alto, Ca. 94301

650.321.8000

Oak Investment Partners XII, Limited Partnership

One Gorham Island

Westport, CT 06880

Attn: Iftikar A. Ahmed

Lehman Brothers Venture Partners V L.P.

Lehman Brothers Venture Partners V-P, L.P.

3000 Sand Hill Road, Building 3, Suite 190

Menlo Park, California 94025-7103

Tenaya Capital B, LP

3000 Sand Hill Road, Building 3, Suite 190

Menlo Park, California 94025-7103

Trident Capital Fund-V, L.P

Trident Capital Fund-V Affiliates Fund, L.P.

Trident Capital Fund-V Affiliates Fund (Q), L.P.

Trident Capital Fund-V Principals Fund, L.P.

Trident Capital Parallel Fund-V, C.V.

505 Hamilton Avye, Suite 200

Palo Alto, CA 94301

Gold Hill Venture Lending 03, L.P.

Two Newton Executive Park, Suite 203

Newton, MA 02462

The Paul M. English 2009 Charitable Remainder Unitrust I

204 Pleasant Street

Arlington, MA 02476

The Paul M. English 2009 Charitable Remainder Unitrust II

204 Pleasant Street

Arlington, MA 02476

Signature Page to the 1st Amendment to the Investor Rights Agreement

Jean A. English

51 Winchester Road

Arlington, MA 02474

Signature Page to the 1st Amendment to the Investor Rights Agreement

Founders:

Daniel Stephen Hafner

1316 Pequot Avenue

Southport, CT 06890

Fax: (203) 899-3125

Paul English

204 Pleasant Street

Arlington, MA 02474

Signature Page to the 1st Amendment to the Investor Rights Agreement